                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION       CASE NO.         00 B 28798
            ---------------------------                      --------------

         SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)

         For Month Ending     December 31    ,      2001
                            ------------------


BEGINNING BALANCE IN ALL ACCOUNTS                               $7,551,754
                                                                ----------

RECEIPTS:
             1. Receipts from operations                        $        -
                                                                ----------
             2. Other Receipts                                  $   11,085
                                                                ----------
             3. Miscellaneous Receipts                          $        -
                                                                ----------
             4. Sale Of Assets                                  $        -
                                                                ----------
             5. Receipt Of Escrow                               $        -
                                                                ----------
             6. General Motors Funding                          $        -
                                                                ----------

DISBURSEMENTS:
             3. Net payroll:
               a. Officers                                      $   19,278
                                                                ----------
               b. Others                                        $   15,816
                                                                ----------

             4. Taxes
               a. Federal Income Taxes                          $   11,047
                                                                ----------
               b. FICA withholdings                             $    1,073
                                                                ----------
               c. Employee's withholdings (2)                   $      148
                                                                ----------
               d. Employer's FICA                               $    1,073
                                                                ----------
               e. Federal Unemployment Taxes                    $        -
                                                                ----------
               f. State Income Tax                              $        -
                                                                ----------
               g. State Employee withholdings                   $    1,450
                                                                ----------
               h. All other taxes                               $   28,649
                                                                ----------

             5. Necessary expenses:
               a. Rent or mortgage payments (s)                 $    1,000
                                                                ----------
               b. Utilities                                     $        -
                                                                ----------
               c. Insurance                                     $   29,649
                                                                ----------
               d. Merchandise bought for                        $        -
                     manufacture or sale                        ----------
               e. Other necessary expenses
                     Foothill Secured Loan                      $        -
                                                                ----------
                     Asset Sale Related Expenses                $        -
                                                                ----------
                     Union Closure Agreement                    $        -
                                                                ----------
                     Professional/Trustee Fees                  $  108,521
                                                                ----------
                     All Other Disbursements                    $   41,403
                                                                ----------

TOTAL DISBURSEMENTS                                             $  259,107
                                                                ----------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $  (248,022)
                                                                                -----------

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $ 7,303,732
             OPERATING ACCOUNT: 5800272592                                      -----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $     6,363
             PAYROLL ACCOUNT: 5800272618                                        -----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $    (2,102)
             ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600                         -----------
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
             PAYROLL ACCOUNT: 5800026501                                        $    (2,188)
                                                                                -----------
ENDING BALANCE IN ALL ACCOUNTS                                  $ 7,305,805
                                                                -----------


(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments




                            OPERATING REPORT Page 1
                                  Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

  CASE NAME:     ALLIED PRODUCTS CORPORATION    CASE NO.: 00 B 28798
                 -------------------------------          -----------

                                RECEIPTS LISTING
                                ----------------

               FOR MONTH ENDING   December 31    ,     2001
                               ------------------



SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF DECEMBER 1, 2001 THROUGH DECEMBER 31, 2001 (1)




DATE RECEIVED                        DESCRIPTION                                AMOUNT
-------------                        -----------                                ------

None                       General Motors                                       $            -
None                       Chrysler Progress Payments                                        -
None                       Chrysler Holdbacks                                                -
None                       Chrysler Repairs                                                  -
None                       Misc. Holdbacks & Acceptances                                     -
None                       Verson Std. Products                                              -
None                       Corporate                                                         -
None                       Receipt of Escrow                                                 -
None                       Note Receivable                                                   -
                           Additional Receipts                                               -
Various                               Employee Related/COBRA Receipts-Foothill               -
Various                               Operational Receipts                                   -
Various                               Sales Of Assets                                        -
Various                               Other Receipts                                    11,085
Various                               GM Funding                                             -
                                                                               ----------------
                   TOTAL  RECEIPTS                                              $       11,085
                                                                               ----------------






(1) Please see attached pages for the detail of receipts by Company bank account




                       OPERATING REPORT Page 2 (2 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

  CASE NAME:        ALLIED PRODUCTS CORPORATION     CASE NO.: 00 B 28798
                    --------------------------------          -----------

                                RECEIPTS LISTING
                                ----------------

               FOR MONTH ENDING    December 31   ,     2001
                               -------------------

  Bank:             LASALLE BANK N.A.
                    -----------------------------------------------------------
  Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                    -----------------------------------------------------------
  Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                    -----------------------------------------------------------
  Account No.:      5800272592
                    -----------------------------------------------------------



  DATE RECEIVED                     DESCRIPTION                                    AMOUNT
  -------------                     -----------                                    ------

  None                       General Motors                                                  $ -
  None                       Chrysler Progress Payments                                        -
  None                       Chrysler Holdbacks                                                -
  None                       Chrysler Repairs                                                  -
  None                       Misc. Holdbacks & Acceptances                                     -
  None                       Verson Std. Products                                              -
  None                       Corporate                                                         -
  None                       Receipt of Escrow                                                 -
  None                       Note Receivable                                                   -
  Various                    Additional Receipts                                               -
  Various                               Employee Related/COBRA Receipts-Foothill               -
  Various                               Operational Receipts                                   -
  Various                               Sales Of Assets                                        -
  Various                               Other Receipts                                    11,085
  Various                               GM Funding                                             -
                                                                                ----------------
                    TOTAL  RECEIPTS                                                     $ 11,085
                                                                                ----------------


Receipts may be identified by major categories. It is not necessary to list each transaction


                       OPERATING REPORT Page 2 (3 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


 CASE NAME:        ALLIED PRODUCTS CORPORATION    CASE NO.: 00 B 28798
                   -------------------------------          ----------

                                RECEIPTS LISTING
                                ----------------

              FOR MONTH ENDING    December 31   ,     2001
                              -------------------

 Bank:             LASALLE BANK N.A.
                   ------------------------------------------------------------
 Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                   ------------------------------------------------------------
 Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                   ------------------------------------------------------------
 Account No.:      5800272618
                   ------------------------------------------------------------



 DATE RECEIVED                      DESCRIPTION                                    AMOUNT
 -------------                      -----------                                    ------

 None                     General Motors                                        $            -
 None                     Chrysler Progress Payments                                         -
 None                     Chrysler Holdbacks                                                 -
 None                     Chrysler Repairs                                                   -
 None                     Misc. Holdbacks & Acceptances                                      -
 None                     Verson Std. Products                                               -
 None                     Corporate                                                          -
 None                     Receipt of Escrow                                                  -
 None                     Note Receivable                                                    -
                          Additional Receipts
 None                                Employee Related/COBRA Receipts-Foothill                -
 None                                Operational Receipts                                    -
 None                                Sales Of Assets                                         -
 None                                Other Receipts                                          -
 None                                GM Funding                                              -
                                                                               ----------------
                TOTAL  RECEIPTS                                                 $            -
                                                                               ----------------



                       OPERATING REPORT Page 2 (4 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


 CASE NAME:      ALLIED PRODUCTS CORPORATION    CASE NO.: 00 B 28798
                 -------------------------------          ----------

                                RECEIPTS LISTING
                                ----------------

             FOR MONTH ENDING      December 31    ,     2001
                             ----------------------

 Bank:           LASALLE BANK N.A.
                 ---------------------------------------------------------------
 Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 ---------------------------------------------------------------
 Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                 ---------------------------------------------------------------
 Account No.:    5800272600
                 ---------------------------------------------------------------



    DATE RECEIVED                             DESCRIPTION                                AMOUNT
    -------------                             -----------                                ------

 None                            General Motors                                       $            -
 None                            Chrysler Progress Payments                                        -
 None                            Chrysler Holdbacks                                                -
 None                            Chrysler Repairs                                                  -
 None                            Misc. Holdbacks & Acceptances                                     -
 None                            Verson Std. Products                                              -
 None                            Corporate                                                         -
 None                            Receipt of Escrow                                                 -
 None                            Note Receivable                                                   -
                                 Additional Receipts
 None                                       Employee Related/COBRA Receipts-Foothill               -
 None                                       Operational Receipts                                   -
 None                                       Sales Of Assets                                        -
 None                                       Other Receipts                                         -
 None                                       GM Funding                                             -
                                                                                     ----------------
                   TOTAL  RECEIPTS                                                    $            -
                                                                                     ----------------



                       OPERATING REPORT Page 2 (5 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

  CASE NAME:        ALLIED PRODUCTS CORPORATION    CASE NO.: 00 B 28798
                    ---------------------------              -----------

                                RECEIPTS LISTING
                                ----------------

           FOR MONTH ENDING        December 31      ,     2001
                           --------------------------

  Bank:             LASALLE BANK N.A.
                    ------------------------------------------------------------
  Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                    ------------------------------------------------------------
  Account Name:     VERSON CORPORATION PAYROLL ACCOUNT
                    ------------------------------------------------------------
  Account No.:      5800026501
                    ------------------------------------------------------------



  DATE RECEIVED                      DESCRIPTION                                    AMOUNT
  -------------                      -----------                                    ------

  None                          General Motors                                    $            -
  None                          Chrysler Progress Payments                                     -
  None                          Chrysler Holdbacks                                             -
  None                          Chrysler Repairs                                               -
  None                          Misc. Holdbacks & Acceptances                                  -
  None                          Verson Std. Products                                           -
  None                          Corporate                                                      -
  None                          Receipt of Escrow                                              -
  None                          Note Receivable                                                -
                                Additional Receipts
  None                                     Operational Receipts                                -
  None                                     Operational Receipts-Foothill Account               -
  None                                     Sales Of Assets                                     -
  None                                     Other Receipts                                      -
  None                                     GM Funding                                          -
                                                                                 ----------------
                  TOTAL  RECEIPTS                                                 $            -
                                                                                 ----------------


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.




                       OPERATING REPORT Page 2 (6 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION       CASE NO.: 00 B 28798
                ---------------------------                 ----------

                              DISBURSEMENT LISTING

          FOR MONTH ENDING        December 31    ,     2001
                          ------------------------



SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF DECEMBER 1, 2001 THROUGH DECEMBER 31, 2001



DATE DISBURSED             CHECK/WIRE NO.                 DESCRIPTION                                    AMOUNT
--------------             --------------                 -----------                                    ------

   Various                    Various              Salaries, Benefits & Insurance                  $      79,533
     None                      None                Stay Bonus                                                  -
     None                      None                Utilities                                                   -
   Various                    Various              Rents & Leases                                          1,000
     None                      None                Remaining Man. Costs                                        -
     None                      None                Pre-Petition Vendor Payments                                -
   Various                    Various              Real Estate Taxes                                      14,191
     None                      None                Asset Sale Related Expenses                                 -
     None                      None                Foothill Capital-Secured Loan                               -
     None                      None                Union Closure Agreement                                     -
     None                      None                Parts Purchases                                             -
   Various                    Various              Professional/Trustee Fees                             108,521
     None                      None                Foothill Principal Payments                                 -
   Various                    Various              Letter of Credit Fees                                  13,611
   Various                    Various              Federal and State Income Taxes                         14,458
     None                      None                Foothill Interest & Fees                                    -
   Various                    Various              All Other                                              27,793

                                                                                                  --------------
                                              TOTAL DISBURSEMENTS                                  $     259,107
                                                                                                  --------------


(1) Please see attached pages for the detail of disbursements by Company bank account



                       OPERATING REPORT Page 3 (7 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:         ALLIED PRODUCTS CORPORATION    CASE NO.: 00 B 28798
                   ---------------------------              ----------

                              DISBURSEMENT LISTING

          FOR MONTH ENDING      December 31     ,     2000
                          -----------------------

Bank:              LASALLE BANK N.A.
                   -------------------------------------------------------------
Location:          135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                   -------------------------------------------------------------
Account Name:      ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                   -------------------------------------------------------------
Account No.:       5800272592
                   -------------------------------------------------------------


DATE DISBURSED             CHECK/WIRE NO.                   DESCRIPTION                        AMOUNT
--------------             --------------                   -----------                        ------

   Various                    Various              Salaries, Benefits & Insurance           $       79,533
     None                      None                Stay Bonus                                            -
     None                      None                Utilities                                             -
   Various                    Various              Rents & Leases                                    1,000
     None                      None                Remaining Man. Costs                                  -
     None                      None                Pre-Petition Vendor Payments                          -
   Various                    Various              Real Estate Taxes                                14,191
     None                      None                Asset Sale Related Expenses                           -
     None                      None                Foothill Capital-Secured Loan                         -
     None                      None                Union Closure Agreement                               -
     None                      None                Parts Purchases                                       -
   Various                    Various              Professional/Trustee Fees                       108,521
     None                      None                Foothill Principal Payments                           -
   Various                    Various              Letter of Credit Fees                            13,611
   Various                    Various              Federal and State Income Taxes                   14,458
     None                      None                Foothill Interest & Fees                              -
   Various                    Various              All Other                                        27,793

                                                                                           ---------------
                                             TOTAL DISBURSEMENTS                            $      259,107
                                                                                           ---------------


You must create a separate list for each bank account for which disbursements were


                       OPERATING REPORT Page 3 (8 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

made during the month.


CASE NAME:        ALLIED PRODUCTS CORPORATION   CASE NO.: 00 B 28798
                  ---------------------------             ----------

                           DISBURSEMENT LISTING

      FOR MONTH ENDING         December 31     ,     2001
                      --------------------------

Bank:             LASALLE BANK N.A.
                  --------------------------------------------------------------
Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                  --------------------------------------------------------------
Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                  --------------------------------------------------------------
Account No.:      5800272618
                  --------------------------------------------------------------


DATE DISBURSED             CHECK/WIRE NO.                  DESCRIPTION                      AMOUNT
--------------             --------------                  -----------                      ------

     None                      None                Salaries, Benefits & Insurance          $         -
     None                      None                Stay Bonus                                        -
     None                      None                Utilities                                         -
     None                      None                Rents & Leases                                    -
     None                      None                Remaining Man. Costs                              -
     None                      None                Pre-Petition Vendor Payments                      -
     None                      None                Real Estate Taxes                                 -
     None                      None                Asset Sale Related Expenses                       -
     None                      None                Foothill Capital-Secured Loan                     -
     None                      None                Union Closure Agreement                           -
     None                      None                Parts Purchases                                   -
     None                      None                Professional/Trustee Fees                         -
     None                      None                Foothill Principal Payments                       -
     None                      None                Boeing Letter of Credit                           -
     None                      None                Foothill Interest & Fees                          -
     None                      None                All Other                                         -

                                                                                          ------------
                                             TOTAL DISBURSEMENTS                           $         -
                                                                                          ------------



You must create a separate list for each bank account for which disbursements were



                       OPERATING REPORT Page 3 (9 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

made during the month.


CASE NAME:       ALLIED PRODUCTS CORPORATION    CASE NO.: 00 B 28798
                 ---------------------------              ----------

                              DISBURSEMENT LISTING

           FOR MONTH ENDING      December 31     ,     2001
                           -----------------------

Bank:            LASALLE BANK N.A.
                 ---------------------------------------------------------------
Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 ---------------------------------------------------------------
Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                 ---------------------------------------------------------------
Account No.:     5800272600
                 ---------------------------------------------------------------


DATE DISBURSED             CHECK/WIRE NO.                 DESCRIPTION                          AMOUNT
--------------             --------------                 -----------                          ------

     None                      None                Salaries, Benefits & Insurance             $         -
     None                      None                Stay Bonus                                           -
     None                      None                Utilities                                            -
     None                      None                Rents & Leases                                       -
     None                      None                Remaining Man. Costs                                 -
     None                      None                Pre-Petition Vendor Payments                         -
     None                      None                Real Estate Taxes                                    -
     None                      None                Asset Sale Related Expenses                          -
     None                      None                Foothill Capital-Secured Loan                        -
     None                      None                Union Closure Agreement                              -
     None                      None                Parts Purchases                                      -
     None                      None                Professional/Trustee Fees                            -
     None                      None                Foothill Principal Payments                          -
     None                      None                Boeing Letter of Credit                              -
     None                      None                Foothill Interest & Fees                             -
     None                      None                All Other                                            -

                                                                                             ------------
                                             TOTAL DISBURSEMENTS                              $         -
                                                                                             ------------


You must create a separate list for each bank account for which disbursements were


                       OPERATING REPORT Page 3 (10 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

made during the month.


CASE NAME:        ALLIED PRODUCTS CORPORATION     CASE NO.: 00 B 28798
                  ---------------------------               ---------

                              DISBURSEMENT LISTING

         FOR MONTH ENDING        December 31    ,     2001
                         ------------------------

Bank:             LASALLE BANK N.A.
                  -------------------------------------------------------------
Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                  -------------------------------------------------------------
Account Name:     VERSON CORPORATION PAYROLL ACCOUNT
                  -------------------------------------------------------------
Account No.:      5800026501
                  -------------------------------------------------------------


DATE DISBURSED             CHECK/WIRE NO.                   DESCRIPTION                          AMOUNT
--------------             --------------                   -----------                          ------

     None                       None                Salaries, Benefits & Insurance           $         -
     None                       None                Stay Bonus                                         -
     None                       None                Utilities                                          -
     None                       None                Rents & Leases                                     -
     None                       None                Remaining Man. Costs                               -
     None                       None                Pre-Petition Vendor Payments                       -
     None                       None                Real Estate Taxes                                  -
     None                       None                Asset Sale Related Expenses                        -
     None                       None                Foothill Capital-Secured Loan                      -
     None                       None                Union Closure Agreement                            -
     None                       None                Parts Purchases                                    -
     None                       None                Professional/Trustee Fees                          -
     None                       None                Foothill Principal Payments                        -
     None                       None                Boeing Letter of Credit                            -
     None                       None                Foothill Interest & Fees                           -
     None                       None                All Other                                          -

                                                                                            ------------
                                              TOTAL DISBURSEMENTS                            $         -
                                                                                            ------------


You must create a separate list for each bank account for which disbursements were made during the month.




                       OPERATING REPORT Page 3 (11 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:          ALLIED PRODUCTS CORPORATION     CASE NO.:  00 B 28798
                    -------------------------                --------------


               FOR MONTH ENDING     December 31       ,  2001
                               ------------------------


STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------

                                Beginning Inventory            $              -
                                                              --------------------
                                Add: purchases                 $              -
                                                              --------------------
                                Less: goods sold               $              -
                                    (cost basis)              --------------------

                                Ending Inventory               $              -
                                                              --------------------

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                                  $           50,032
                                                              --------------------

Payroll taxes due but unpaid                                   $               -
                                                              --------------------


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                      Amount of        Number of        Amounts
                                 Date regular          Regular         Payments        Payments
 Name of Creditor/Lessor        payment is Due         Payment         Delinquent     Delinquent*
----------------------------    --------------      --------------    ------------   -------------

                                                                                       $       -



*Include only post-petition payments    OPERATING REPORTS Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION     CASE NO.:     00 B 28798
               -------------------------                 ------------------


         FOR MONTH ENDING       December 31         ,   2001
                        -----------------------------


STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------

ACCOUNTS RECEIVABLE:

                 Beginning month balance                         $        13,349,594
                                                                --------------------
                 Add:    sales on account (2)                    $               -
                                                                --------------------
                 Less:  collections/adjustments                  $               -
                                                                --------------------
                 End of month balance                            $       13,349,594
                                                                --------------------


   0-30 Days            31-60 Days          61-90 Days           Over 90 Days (1)            End of Month
-----------------     ----------------    ----------------      -------------------       -------------------

  $       -             $       -           $       -             $   13,349,594           $       13,349,594
-----------------     ----------------    ----------------      -------------------       --------------------


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                 Beginning of month balance                        $              -
                                                                 --------------------
                 Add: credit extended                              $         151,663
                                                                 --------------------
                 Less: payments of account                         $        (151,663)
                                                                 --------------------
                 End of month balance                              $              -
                                                                 --------------------


   0-30 Days            31-60 Days            61-90 Days            Over 90 Days              End of Month
-----------------     ----------------      ----------------     -------------------      ---------------------

  $       -             $       -             $       -            $          -            $               -
-----------------     ----------------      ----------------     -------------------      ---------------------



        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT




                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION       CASE NO.:   00 B 28798
               ----------------------                     ----------------


           FOR MONTH ENDING       December 31      ,     2001
                           --------------------------



                                TAX QUESTIONNAIRE
                                -----------------

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.


         1.         Federal Income Taxes                 Yes [X]      No [ ]
         2.         FICA withholdings                    Yes [X]      No [ ]

         3.         Employee's withholdings              Yes [X]      No [ ]

         4.         Employer's FICA                      Yes [X]      No [ ]

         5.         Federal Unemployment Taxes           Yes [X]      No [ ]
         6.         State Income Tax                     Yes [X]      No [ ]
         7.         State Employee withholdings          Yes [X]      No [ ]
         8.         All other state taxes                Yes [X]      No [ ]


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.




                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

----------------------------------------------------------------------------------------------------------
                        Department of the Treasury - Internal Revenue Service
(REV. 06-97)                VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
----------------------------------------------------------------------------------------------------------
                             DO NOT ATTACH THIS NOTICE TO YOUR RETURN
----------------------------------------------------------------------------------------------------------
              TO   District Director, Internal revenue Service
                   Attn: Chief, Special Procedures Function
----------------------------------------------------------------------------------------------------------
            FROM:  Name of Taxpayer            Allied Products Corp
                   ---------------------------------------------------------------------------------------
                   Taxpayer Address            1355 East 93rd Street Chicago, IL 60619
----------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
----------------------------------------------------------------------------------------------------------
SECTION 1                         FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                            for the payroll period from  1-Dec-01 to   14-Dec-01
                                                                        ----------    ------------
Taxes Reported on                               Payroll Date             14-Dec-01
form 941, Employer's                                                    -------------
Quarterly Federal Tax          Gross wages paid to employees                                 $     24,512
                                                                                            --------------
Return                         Income tax withheld                                           $      5,532
                                                                                            --------------
                               SOCIAL SECURITY  Employer's Soc. Sec.                         $        177
                                                                                            --------------
                                                Employee's Soc. Sec                                   177
                                                                                            --------------
                                                Employer's Medicare                                   355
                                                                                            --------------
                                                Employee's Medicare                                   355
                                                                                            --------------
                                                     SOC. SEC & MEDICARE TOTAL               $       1,066
                                                                                            --------------
                               Tax Deposited                                                 $       6,598
                                                                                            --------------
                               Date Deposited                                  Wired To ADP 12/14/01
                                                                               ---------------------
----------------------------------------------------------------------------------------------------------
SECTION 2                         FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                            for the payroll period from __________ to ____________
Taxes Reported on
form 940, Employer's           Gross wages paid to employees                                 $          -
Annual Federal                                                                             --------------
Unemployment Tax               Tax Deposited                                                 $          -
Return                                                                                     --------------
                               Date Deposited                                  _____________________
----------------------------------------------------------------------------------------------------------
                               CERTIFICATION
                (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
----------------------------------------------------------------------------------------------------------
Deposit Method                  [ ] Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                     [X] Electronic Federal Payment System (EFTPS) Deposit
----------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 12/14/    received by: (1)
----------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
----------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
----------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
----------------------------------------------------------------------------------------------------------
Signed:                         Date:
----------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
----------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.



15 of 17
Payroll 12.14                     Cat #43099Z          From 6123 (rev. 06-97)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

----------------------------------------------------------------------------------------------------------
                        Department of the Treasury - Internal Revenue Service
(REV. 06-97)                VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
----------------------------------------------------------------------------------------------------------
                             DO NOT ATTACH THIS NOTICE TO YOUR RETURN
----------------------------------------------------------------------------------------------------------
              TO   District Director, Internal revenue Service
                   Attn: Chief, Special Procedures Function
----------------------------------------------------------------------------------------------------------
            FROM:  Name of Taxpayer            Allied Products Corp
                   ---------------------------------------------------------------------------------------
                   Taxpayer Address            1355 East 93rd Street Chicago, IL 60619
----------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
----------------------------------------------------------------------------------------------------------
SECTION 1                         FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                            for the payroll period from  15-Dec-01 to   28-Dec-01
                                                                        ----------    ------------
Taxes Reported on                               Payroll Date             28-Dec-01
form 941, Employer's                                                    -------------
Quarterly Federal Tax          Gross wages paid to employees                                 $     24,447
                                                                                            --------------
Return                         Income tax withheld                                           $      5,515
                                                                                            --------------
                               SOCIAL SECURITY  Employer's Soc. Sec.                         $        173
                                                                                            --------------
                                                Employee's Soc. Sec                                   173
                                                                                            --------------
                                                Employer's Medicare                                   366
                                                                                            --------------
                                                Employee's Medicare                                   366
                                                                                            --------------
                                                     SOC. SEC & MEDICARE TOTAL               $       1,080
                                                                                            --------------
                               Tax Deposited                                                 $       6,594
                                                                                            --------------
                               Date Deposited                                  Wired To ADP 12/28/01
                                                                               ---------------------
----------------------------------------------------------------------------------------------------------
SECTION 2                         FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                            for the payroll period from __________ to ____________
Taxes Reported on
form 940, Employer's           Gross wages paid to employees                                 $          -
Annual Federal                                                                              --------------
Unemployment Tax               Tax Deposited                                                 $          -
Return                                                                                      --------------
                               Date Deposited                                  _____________________
----------------------------------------------------------------------------------------------------------
                               CERTIFICATION
                (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
----------------------------------------------------------------------------------------------------------
Deposit Method                  [ ] Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                     [X] Electronic Federal Payment System (EFTPS) Deposit
----------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 12/28/    received by: (1)
----------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
----------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
----------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
----------------------------------------------------------------------------------------------------------
Signed:                         Date:
----------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
----------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.



16 of 17
Payroll 12.28                     Cat #43099Z          From 6123 (rev. 06-97)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY
                      ------------------------------------


I,      RICHARD DREXLER           , acting as the duly authorized agent for
Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                 --------------------------------------------
                                 For the Debtor In Possession (Trustee)

                                 Print or type name and
                                 capacity of person
                                 signing this
                                 Declaration:

                                             RICHARD A. DREXLER
                                 --------------------------------------------

                                      CHAIRMAN, PRESIDENT, CEO AND CFO
                                 --------------------------------------------




DATED:
       ----------------------------




                            OPERATING REPORT Page 8